Exhibit 99.1

Entegris Reports Second-Quarter Results

•	Quarterly revenue of $280.7 million

•	GAAP net income of $24.4 million, or $0.17 per diluted share; Non-GAAP net income of $33.9 million, or $0.24 per diluted share

•	Repaid $50 million of long-term debt in the second quarter

BILLERICA, Mass., July 30, 2015– Entegris, Inc. (NasdaqGS: ENTG), a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes, today reported its financial results for the Company’s second quarter ended June 27, 2015.

The Company’s second-quarter sales of $280.7 million grew 6.6 percent sequentially and were even with pro forma sales of $280.6 million in the same quarter a year ago. Second-quarter net income of $24.4 million, or $0.17 per diluted share, included amortization of intangible assets of $11.9 million and integration-related costs of $2.4 million associated with the April 30, 2014 acquisition of ATMI, Inc. Non-GAAP net income was $33.9 million, or $0.24 per diluted share.

For the first half of fiscal 2015, sales of $544.1 million increased 2 percent from the same period a year ago on a pro forma basis despite the negative impact of foreign currency. First-half 2015 net income was $39.3 million, or $0.28 per share, which included amortization of intangible assets of $24.2 million and aggregated acquisition and integration-related of $5.0 million. Non-GAAP net income for the first half of fiscal 2015 was $59.3 million, or $0.42 per diluted share.

Bertrand Loy, president and chief executive officer, said: “We are very pleased with our business momentum and solid execution in the second quarter. We exceeded our target model, achieving an adjusted operating margin of 19.1 percent and generating $67 million of EBITDA. Including the additional $50 million of debt we repaid in the second quarter, we have repaid $126 million of debt since completing the ATMI acquisition 15 months ago.”

Mr. Loy added: “The current demand for our advanced materials and materials handling solutions and the quality and depth of our customer engagements is driving our excitement about what lies ahead for Entegris.”

Quarterly Financial Results Summary

(in millions, except per share data)

GAAP Results	Q2-2015	Q2-2014	Q1-2015
Net sales	$280,709	$251,578	$263,373
Operating income (loss)	39,347	(23,368)	27,539
Operating margin	14.0%	(9.3)%	10.5%
Net income (loss)	$24,448	($14,669)	$14,872
Earnings (loss) per share (EPS)	$0.17	($0.11)	$0.11

Non-GAAP Results
Non-GAAP adjusted operating income	$53,671	$47,180	$42,458
Adjusted operating margin	19.1%	18.8%	16.1%
Non-GAAP net income	$33,903	$27,432	$25,446
Non-GAAP EPS	$0.24	$0.20	$0.18

Third-Quarter Outlook

For the fiscal third quarter ending September 26, 2015, the Company expects sales of $270 million to $285 million, net income of $18 million to $24 million, and net income per diluted share between $0.13 to $0.18 per share. On a non-GAAP basis, EPS is expected to range from $0.20 to $0.25 per diluted share, which reflects net income on a non-GAAP basis in the range of $29 million to $35 million, which is adjusted for expected amortization expense of approximately $12 million and integration expense of $1.5 million totaling approximately $13.5 million or $0.07 per share.

Segment Results

The Company reports its results in two business segments: Critical Materials Handling (CMH) and Electronic Materials (EM). Summary results by segment are contained in this press release.

CMH provides a broad range of products that filter, handle, dispense, and protect critical materials used in the semiconductor manufacturing process and in other high-technology manufacturing. CMH’s products and subsystems include high-purity materials packaging, fluid-handling and dispensing systems, liquid filters, as well as microenvironments that protect critical substrates such as wafers during shipping and manufacturing. CMH also provides specialized graphite components and specialty coatings for use in high-temperature applications.

EM provides high-performance materials and specialty gas management solutions that enable high-yield, cost-effective semiconductor manufacturing. EM’s products consist of specialized chemistries and performance materials, gas microcontamination control solutions, and sub-atmospheric pressure gas delivery systems for the efficient handling of hazardous gases to semiconductor process equipment.

Second-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the second quarter on Thursday, July 30, 2015, at 9:30 a.m. Eastern Time. Participants should dial 719-325-2376 or toll-free 888-428-9480, referencing confirmation code 2601071. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. A replay of the call will be available starting July 30, 2015 at 1:00 p.m. (ET) until Saturday, September 12, 2015. The replay can be accessed by using passcode 2601071 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of yield-enhancing materials and solutions for advanced manufacturing processes in the semiconductor and other high-technology industries. On April 30, 2014, Entegris acquired Danbury, CT-based ATMI, Inc. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information

The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and measure operating performance. Management believes the non-GAAP measures better portray our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The reconciliations of GAAP to non-GAAP Statements of Operations, GAAP to Adjusted Operating Income and Adjusted EBITDA, and GAAP to Non-GAAP Earnings per Share are included elsewhere in this release.

In addition we have included pro forma segment net sales and segment profit for the Critical Materials Handling and Electronic Materials business segments for the three months and six months ended June 28, 2014. Our pro forma presentation includes transactions (i) recorded by ATMI, Inc. prior to its merger with the Company and (ii) as if those business segments were configured during those prior periods to include the businesses included in those segments during the three months and six months ended June 28, 2014. We have provided this non-GAAP pro forma information to provide investors with comparative historical context for the performance of these business segments during the three months and six months ended June 28, 2014. Footnotes to the Historical Non-GAAP Pro Forma Segment Information table provided elsewhere in this release reconcile this information to the corresponding GAAP information.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, Entegris’ ability to successfully integrate the ATMI business and achieve anticipated synergies, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Additional Risks Related to Our Business,” “Risks Relating to Our Indebtedness,” “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2014, filed with the U.S Securities and Exchange Commission on February 26, 2015, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended
	June 27, 2015	June 28, 2014	March 28, 2015
Net sales	$280,709	$251,578	$263,373
Cost of sales	152,622	162,910	146,837

Gross profit	128,087	88,668	116,536
Selling, general and administrative expenses	50,270	82,347	50,890
Engineering, research and development expenses	26,542	21,581	25,800
Amortization of intangible assets	11,928	9,390	12,307
Contingent consideration fair value adjustment	—	(1,282)	—

Operating income (loss)	39,347	(23,368)	27,539
Interest expense, net	9,715	12,345	9,628
Other (income) expense, net	(1,109)	1,351	(1,733)

Income (loss) before income tax expense and equity in net loss of affiliate	30,741	(37,064)	19,644
Income tax expense (benefit)	6,245	(22,445)	4,670
Equity in net loss of affiliates	48	50	102

Net income (loss)	$24,448	($14,669)	$14,872

Basic net income (loss) per common share:	$0.17	($0.11)	$0.11
Diluted net income (loss) per common share:	$0.17	($0.11)	$0.11

Weighted average shares outstanding:
Basic	140,307	139,238	139,984
Diluted	140,993	139,238	140,740

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Six months ended
	June 27, 2015	June 28, 2014
Net sales	$544,082	$417,382
Cost of sales	299,459	257,362

Gross profit	244,623	160,020
Selling, general and administrative expenses	101,160	117,134
Engineering, research and development expenses	52,342	37,271
Amortization of intangible assets	24,235	11,726
Contingent consideration fair value adjustment	—	(1,282)

Operating income (loss)	66,886	(4,829)
Interest expense, net	19,343	12,151
Other (income) expense, net	(2,842)	1,529

Income (loss) before income tax expense and equity in net loss of affiliate	50,385	(18,509)
Income tax expense (benefit)	10,915	(18,202)
Equity in net loss of affiliates	150	50

Net income (loss)	$39,320	($357)

Basic net income (loss) per common share:	$0.28	($0.00)
Diluted net income (loss) per common share:	$0.28	($0.00)

Weighted average shares outstanding:
Basic	140,146	139,083
Diluted	140,866	139,083

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 27, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$313,742	$389,699
Short-term investments	3,062	4,601
Accounts receivable, net	177,543	153,961
Inventories	184,737	163,125
Deferred tax assets, deferred tax charges and refundable income taxes	26,538	30,556
Other current assets	21,004	23,713

Total current assets	726,626	765,655

Property, plant and equipment, net	312,863	313,569

Goodwill	345,453	340,743
Intangible assets, net	283,675	308,554
Deferred tax assets – non-current	4,484	5,068
Other	23,382	28,502

Total assets	$1,696,483	$1,762,091

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt, current maturities	$25,000	$100,000
Accounts payable	58,103	57,417
Accrued liabilities	72,279	91,551
Income tax payable and deferred tax liabilities	12,523	13,552

Total current liabilities	167,905	262,520

Long-term debt, excluding current maturities	667,046	666,796
Other liabilities and deferred tax liabilities	83,956	84,334
Shareholders’ equity	777,576	748,441

Total liabilities and shareholders’ equity	$1,696,483	$1,762,091

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended		Six months ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Operating activities:
Net income (loss)	$24,448	($14,669)	$39,320	($357)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	13,405	11,043	26,724	18,875
Amortization	11,928	9,390	24,235	11,726
Share-based compensation expense	2,887	2,278	5,145	4,155
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	24,293
Provision for deferred income taxes	5,868	(25,797)	3,035	(25,467)
Other	2,590	4,394	5,498	4,907

Changes in operating assets and liabilities:

Trade accounts and notes receivable	3,652	(17,052)	(28,594)	(24,269)
Inventories	(20,988)	542	(28,500)	(7,003)
Accounts payable and accrued liabilities	(3,164)	16,153	(9,126)	12,599
Income taxes payable and refundable income taxes	(3,605)	(512)	(364)	1,500
Other	(775)	994	(1,259)	2,510

Net cash provided by operating activities	36,246	11,057	36,114	23,469

Investing activities:
Acquisition of property and equipment	(13,742)	(15,165)	(34,230)	(28,945)
Acquisition of business, net of cash acquired	—	(808,940)	—	(808,940)
Proceeds from sale of and maturities of short-term investments	866	5,911	1,607	5,911
Other	(1)	(7,514)	318	(7,119)

Net cash used in investing activities	(12,877)	(825,708)	(32,305)	(839,093)

Financing activities:
Payments on long-term debt	(50,000)	(37,500)	(75,000)	(37,500)
Proceeds from long-term debt	—	855,200	—	855,200
Payments for debt issue costs	—	(20,747)	—	(20,747)
Issuance of common stock	454	503	974	503
Taxes paid related to net share settlement of equity awards	(350)	(44)	(2,403)	(2,033)
Other	217	585	352	829

Net cash (used in) provided by financing activities	(49,679)	797,997	(76,077)	796,252

Effect of exchange rate changes on cash	(1,335)	1,976	(3,689)	1,929

Decrease in cash and cash equivalents	(27,645)	(14,678)	(75,957)	(17,443)
Cash and cash equivalents at beginning of period	341,387	381,661	389,699	384,426

Cash and cash equivalents at end of period	$313,742	$366,983	$313,742	$366,983

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three months ended			Six months ended
Net sales	June 27, 2015	June 28, 2014	March 28, 2015	June 27, 2015	June 28, 2014
Critical Materials Handling	$174,253	$176,820	$167,468	$341,721	$322,389
Electronic Materials	106,456	74,758	95,905	202,361	94,993

Total net sales	$280,709	$251,578	$263,373	$544,082	$417,382

	Three months ended			Six months ended
Segment profit	June 27, 2015	June 28, 2014	March 28, 2015	June 27, 2015	June 28, 2014
Critical Materials Handling	$43,732	$41,069	$41,341	$85,073	$71,595
Electronic Materials	28,559	22,708	20,222	48,781	26,412

Total segment profit	72,291	63,777	61,563	133,854	98,007
Charge for fair value mark-up of acquired inventory	—	24,293	—	—	24,293
Amortization of intangibles	11,928	9,390	12,307	24,235	11,726
Contingent consideration fair value adjustment	—	(1,282)	—	—	(1,282)
Unallocated expenses	21,016	54,744	21,717	42,733	68,099

Total operating income (loss)	$39,347	($23,368)	$27,539	$66,886	($4,829)

Entegris, Inc. and Subsidiaries

Historical Non-GAAP Pro Forma Segment Information

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
Segment Net Sales (a)	June 27, 2015 As Reported	June 28, 2014 Pro Forma(1)	June 27, 2015 As Reported	June 28, 2014 Pro Forma(1)
Critical Materials Handling	$174,253	$179,072	$341,721	$335,579
Electronic Materials	106,456	101,548	202,361	196,069

Total segment net sales	$280,709	$280,620	$544,082	$531,648

Segment profit (b)
Critical Materials Handling	$43,732	$42,055	$85,073	$75,630
Electronic Materials	28,559	28,900	48,781	52,850

Total segment profit	$72,291	$70,955	$133,854	$128,480

(1)	The above pro forma results include the addition of ATMI, Inc.’s net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on April 30, 2014 to the Company’s reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the Condensed Consolidated Statements of Operations to better facilitate the assessment and measurement of the Company’s operating performance.

The above GAAP to Non-GAAP Pro Forma Segment Information is reconciled to the Company’s GAAP figures for the quarters ended June 28, 2014 as follows:

(a)	The above pro forma segment sales include amounts for the quarter and six months ended June 28, 2014, representing the Company’s previously reported sales plus the sales of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014 as such sales are not included in the Company’s financial statements. CMH sales made by ATMI Inc. prior to the merger were $2.3 million and $13.2 million for the quarter and six months ended June 28, 2014, respectively. EM sales made by ATMI Inc. prior to the merger were $26.8 million and $101.1 million for the quarter and six months ended June 28, 2014, respectively.
(b)	The above pro forma segment profit figures include amounts for the quarter ended June 28, 2014, representing the Company’s previously reported segment profit figures plus the segment profit of ATMI, Inc. reported prior to the consummation of the merger with the Company on April 30, 2014, as such segment profits are not included in the Company’s financial statements. CMH segment profits made by ATMI Inc. prior to the merger were $1.0 million and $4.0 million for the quarter and six months ended June 28, 2014, respectively. EM segment profits made by ATMI Inc. prior to the merger were $6.2 million and $26.4 million for the quarter and six months ended June 28, 2014, respectively.
(c)	Segment profit is defined as net sales less direct segment operating expenses, excluding certain unallocated expenses, consisting mainly of general and administrative costs for the Company’s human resources, finance and information technology functions as well as interest expense, amortization of intangible assets, charges for the fair value write-up of acquired inventory sold and contingent consideration fair value adjustments.

Entegris, Inc. and Subsidiaries

GAAP to Non-GAAP Reconciliation of Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended June 27, 2015			Six months ended June 27, 2015
	U.S. GAAP	Adjustments	Non- GAAP	U.S. GAAP	Adjustments	Non- GAAP
Net sales	$280,709	$—	$280,709	$544,082	$—	$544,082
Cost of sales	152,622	—	152,622	299,459	—	299,459

Gross profit	128,087	—	128,087	244,623	—	244,623
Selling, general and administrative expenses (a)	50,270	(2,396)	47,874	101,160	(5,008)	96,152
Engineering, research and development expenses	26,542	—	26,542	52,342	—	52,342
Amortization of intangible assets (b)	11,928	(11,928)	—	24,235	(24,235)	—

Operating income	39,347	14,324	53,671	66,886	29,243	96,129
Interest expense, net	9,715	—	9,715	19,343	—	19,343
Other (income) expense, net (c)	(1,109)	56	(1,053)	(2,842)	(617)	(3,459)

Income before income tax expense and equity in net loss of affiliate	30,741	14,268	45,009	50,385	29,860	80,245
Income tax expense (d)	6,245	4,813	11,058	10,915	9,831	20,746
Equity in net loss of affiliates	48	—	48	150	—	150

Net income	$24,448	$9,455	$33,903	$39,320	$20,029	$59,349

Basic income per common share:	$0.17	$0.07	$0.24	$0.28	$0.14	$0.42
Diluted income per common share:	$0.17	$0.07	$0.24	$0.28	$0.14	$0.42

Weighted average shares outstanding:
Basic	140,307	140,307	140,307	140,146	140,146	140,146
Diluted	140,993	140,993	140,993	140,866	140,866	140,866

The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided as a complement to and should be read in conjunction with the Condensed Consolidated Statements of Operations. The above GAAP to Non-GAAP Reconciliation of Statement of Operations is provided to facilitate a better assessment and measurement of the Company’s operating performance.

a)	Non-GAAP selling, general and administrative expense for the three and six months ended June 27, 2015 is adjusted for $2.4 million and $5.0 million, respectively, for deal costs, integration costs, and transaction-related costs related to the ATMI, Inc. acquisition.
b)	Non-GAAP amortization expense for the three and six months ended June 27, 2015 is adjusted for $11.9 million and $24.2 million, respectively, for amortization expense related to the ATMI and prior acquisitions.
c)	Non-GAAP other (income) expense, net for the three and six month ended June 27, 2015 is adjusted for ($0.1) million and $0.6 million, respectively, for net (gain) loss on impairment or sale of investment.
d)	Non-GAAP income tax expense for the three and six months ended June 27, 2015 is adjusted for $4.8 million and $9.8 million related to the adjustments noted above and other items related to the ATMI acquisition and other matters.

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	June 27, 2015	June 28, 2014	March 28, 2015	June 27, 2015	June 28, 2014
Net sales	$280,709	$251,578	$263,373	$544,082	$417,382

Net income (loss)	$24,448	($14,669)	$14,872	$39,320	($357)

Adjustments to net income (loss):
Equity in net loss of affiliates	48	50	102	150	50
Income tax (benefit) expense	6,245	(22,445)	4,670	10,915	(18,202)
Interest expense, net	9,715	12,345	9,628	19,343	12,151
Other ( income) expense, net	(1,109)	1,351	(1,733)	(2,842)	1,529

GAAP – Operating (loss) income	39,347	(23,368)	27,539	66,886	(4,829)
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	—	24,293
Transaction-related costs	—	26,806	—	—	26,806
Deal costs	—	7,844	—	—	9,125
Integration costs	2,396	3,497	2,612	5,008	3,497
Contingent consideration fair value adjustment	—	(1,282)	—	—	(1,282)
Amortization of intangible assets	11,928	9,390	12,307	24,235	11,726

Adjusted operating income	53,671	47,180	42,458	96,129	69,336
Depreciation	13,405	11,043	13,319	26,724	18,875

Adjusted EBITDA	$67,076	$58,223	$55,777	$122,853	$88,211

Adjusted operating margin	19.1%	18.8%	16.1%	17.7%	16.6%
Adjusted EBITDA – as a % of net sales	23.9%	23.1%	21.2%	22.6%	21.1%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands, except per share data)

(Unaudited)

	Three months ended			Six months ended
	June 27, 2015	June 28, 2014	March 28, 2015	June 27, 2015	June 28, 2014
Net income (loss)	$24,448	($14,669)	$14,872	$39,320	($357)

Adjustments to net income (loss):
Charge for fair value mark-up of acquired inventory sold	—	24,293	—	—	24,293
Transaction-related costs	—	26,806	—	—	26,806
Deal costs	—	12,007	—	—	13,288
Integration costs	2,396	3,497	2,612	5,008	3,497
Contingent consideration fair value adjustment	—	(1,282)	—	—	(1,282)
Amortization of intangible assets	11,928	9,390	12,307	24,235	11,726
Net (gain) loss on impairment or sale of equity investment	(56)	—	673	617	—
Tax effect of adjustments of net income (loss)	(4,813)	(32,610)	(5,018)	(9,831)	(33,889)

Non-GAAP net income	$33,903	$27,432	$25,446	$59,349	$44,082

Diluted income (loss) per common share	$0.17	($0.11)	$0.11	$0.28	$0.00
Effect of adjustments to net income (loss)	0.07	0.30	0.08	0.14	0.32
Diluted non-GAAP income per common share	$0.24	$0.20	$0.18	$0.42	$0.32

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